Exhibit 99.1

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[LOGO]

BOND INVESTOR PRESENTATION

January 2006

[LOGO]	[GRAPHIC]

Forward-Looking Statement

These materials contain forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  The reader is cautioned that such forward-looking statements are based on:

•                  Information available at the time and on management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.

•                  Important factors that could cause such differences are described in the Company’s periodic filings with the Securities and Exchange Commission, including the Company’s Form 10-K and quarterly reports on Form 10-Q.

The Company assumes no obligation to update forward looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.

[LOGO]	[LOGO]

Table of Contents

OPTEUM CORPORATE OVERVIEW		Tab A (Page 1 - 11)
•	Corporate Organization	Page 2
•	Profile & History	Page 3 - 4
•	Origination Channels	Page 5
•	Production	Page 6 - 11

OPTEUM PRODUCTS		Tab B (Page 12 - 24)
•	The Five Star Series	Page 13 - 16
•	The Five Star Series Expanded	Page 17 - 19
•	Opteum Exception Process	Page 20 - 22
•	C & S Marketing Reports	Page 23
•	The Opteum Zone (OZ) – Opteum’s AUE for Alt ‘A’, A-and Second Alt ‘A’	Page 24

OPTEUM MORTGAGE ACCEPTANCE CORP. (OPTEMAC)		Tab C (Page 25 - 32)

SENIOR MANAGEMENT BIOS		Tab D (Page 33 - 43)

OPTEUM PRODUCT MATRICES		Tab E (Page 44 - 54)

Corporate Overview

Corporate Organization

[LOGO]

Opteum Financial Services	Opteum Mortgage
(A wholly owned taxable subsidiary)	Acceptance corp.

History

1999	2004	2005
[GRAPHIC]	[GRAPHIC]	[GRAPHIC]
Formation of Homestar Mortgage Services, LLC (Privately Held)	Changed name to Opteum Financial Services, LLC	Bimini Mortgage Management (REIT / NYSE Symbol: BMM) purchased Opteum Financial Services as wholly-owned Subsidiary in November 2005

Profile

•                  Subsidiary of NYSE publicly traded company (NYSE: BMM);

•                  Strong & experienced executive management team;

•                  Nationwide originations with geographic diversification; Retail; Wholesale & Conduit;

•                  Originations for 2005: $6.7 Billion; 2004: $4.6 Billion; and 2003: $2.8 Billion; 2002: $1.2 Billion;

•                  $7.9 Billion Servicing Portfolio as of December 2005;

•                  Issued securitizations in the amount of $7.6 Billion - OPMAC (previously HMAC);

•                  1,071 employees;

•                  Technology driven company.  All origination channels incorporate integrated systems throughout operations with edits that insure compliance for regulatory and predatory lending requirements;

•                  $3.5 Billion in available credit lines to fund production;

Opteum Website:  www.opteum.com (To access reporting, visit www.opteum.com, and proceed to the Investors page.

Follow the instructions to obtain Login and Password).

Bimini Website: www.biminireit.com

Origination Channels

[GRAPHIC]

Fiscal 2005 Production Summary

•                  Through December 31, 2005, Opteum Closed 6.7 Billion Dollars of Residential Mortgages

Product	# Of Loans	Loan Amount	% Of Total
FNMA / FHLMC	2,784	508,751,552	7.6%
FHA / VA	1,682	245,493,826	3.6%
Non-Conforming	1,084	343,155,332	5.1%
Prime ARM	518	106,226,617	1.6%
ALT-A	15,438	4,202,591,998	62.4%
Expanded A- / Subprime	2,880	701,699,259	10.4%
Second Liens	7,184	385,583,161	5.7%
Negative Am ARM	50	17,332,919	0.3%
Brokered Loan	1,430	226,854,353	3.4%
TOTAL	33,051	6,737,689,017	100.0%

*                 Opteum no longer securitize Subprime products (starting with OPMAC 2005-2) or seconds (the last one in OPMAC 2005-2).

Production by Channel

Opteum Financial Services:

Loan Production by Channel through December 31, 2005

[CHART]

*                 2005 includes closed loan production for 13 months ended December 31st.

Product Mix – Retail

Opteum Financial Services:  Retail Production by Product Year-to-Date through

December 31, 2005

[CHART]

Product Mix – Wholesale

Opteum Financial Services:  Wholesale Production by Product
Year-to-Date through December 31, 2005

[CHART]

Product Mix – Conduit

Opteum Financial Services:  Conduit Production by Product
Year-to-Date through December 31, 2005

[CHART]

Warehouse Capacity

Name	Committed/ Uncommitted	Maturity	On / Off BS	Total
UBS	Uncommitted	On Demand	On & Off	$750,000,000
RFC	Committed	2/28/2006	On	$100,000,000
CHASE (1)	Committed	11/29/2005	On	$150,000,000
Colonial Bank	Committed – Working Capital	5/30/2006	On	$82,500,000
Colonial Bank	Committed	5/30/2006	On	$284,500,000
Colonial Bank	Uncommitted	On Demand	Off	$250,000,000
Citigroup	Committed	2/27/2006	On	$1,000,000,000
Bear Stearns	Uncommitted	On Demand	On	$750,000,000
FNMA ASAP	Uncommitted	On Demand	Off	$100,000,000
Citigroup	Committed – Working Capital	3/21/2006	On	$50,000,000
TOTAL				$3,517,000,000

Source: Company Data

(1) Includes sublimit of $10.0 million for Servicing

[LOGO]

[LOGO]	[LOGO]

Credit Grade: Alt ‘A’	Credit Grade: ‘A-’

Opteum Products - Underwriting Overview

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•                  6 Documentation Types:

•     Full Documentation

•                  Stated Income / Verified Assets (SIVA)

•                  No Income / Verified Assets (NIVA)

•                  Stated Income / Stated Assets (SISA)

•                  No Income / No Assets (NINA)

•                  No Income / No Employment / Verified Assets (NINEVA)

•                  40/30, 30 & 15 Year Fixed rate; 6 Month Libor; 2/28; 3/27; 5/25; 7/23 Hybrid ARM Products;

•                  10-Yr. Interest Only option available on both Fixed and Adjustable Rate Loans (Not available on 40-Yr. Fixed); or 15-Yr. Fixed;

•                  Prepayment Penalties:  Fixed Rate Products - 3 Yr. Hard or Soft; ARM Products – 1 to 5 Years (Hard Prepays & Soft Prepays offered);

•                  Borrower & Lender Paid Mortgage Insurance (LPMI):

80.01 - 85% LTV = 12%;  85.01- 90% LTV = 30%; 90.01 - 95% =  35%;  95.01% - 100% = 35%

•     LPMI Option I - UGI (See Matrix for LTVs)

•     LPMI Option II - PMI (See Matrix for LTVs)

•                  Qualifying Ratios (Including I/O) LTV / CLTV:

Greater than 80%:	45%
70.01- 80%:	50%
Less than or equal to 70%:	55%

•     Credit Score Requirements:

•                  Minimum credit score is 620 for Primary Wage Earner;

•                  Loan Amounts > $1M require 680 credit score for all borrowers;

•                  Second Homes & Investment. Properties with CLTV 95 - 100% require 680 credit score for all borrowers;

•                  Credit History:

•                  2 year credit history required, with minimum 5 trades; 0 X 30 Mortgage Lates in last 12 months

•                  80% LTV & under; Minimum 3 trades; 2 must be rated traditional lines with 1 active in last 6 months; 0 x 30 Mortgage in last 12  months;

•                  New Home Buyer: Allowed under Full Doc & SIVA:

1)              Full Doc: 620 credit score required for Primary Wage Earner; Reserves: < 1$MM – 2months PITI

2)              SIVA: 660 credit score required for All Borrowers; Reserves: 4 months PITI required

•                  Revolving / Installment: Disregard all lates;

•                  Foreclosures:  None in last 3 years.  Loans > $1M, no BK/FC in last 7 years;

•                  Bankruptcies:  Discharge 2 years with good re-established and/or re-affirmed credit.  Minimum of 3 trades required;

•                  Appraisals:  All loans require a full appraisal in compliance with Fannie / Freddie requirements & State requirements

•                  Appraisal Reviews:

•     LTV 80.01–90% - Enhanced Desk Review; AVM’s CASA with score of 65% or higher; or HVE with an “ H” or “M” score; or 2055 Exterior Drive By

•     LTV 90.01-95% - Enhanced Desk Review

•                  Loan Amounts  greater than $500K and up to $750K, Owner Occupied or Second Homes with LTV <80% Enhanced Desk Review

Opteum Products - Underwriting Overview

•                  Appraisal Reviews (cont.)

•                  Loan Amounts $500,000–999,999 Requires Enhanced Field Review regardless of LTV

•                  Loan Amounts => $1M requires 2 Full Appraisal ordered by Opteum or Conduit Sellers

Opteum Products - Underwriting Overview

•                  Purchase, Rate Term and Cash Out Transactions;

•                  30-Year Fixed Rate and 2/28 and 3/27 Adjustable Rate mortgages;

•                  Prepayment penalties:  1 – 3 year hard prepay;

•                  Interest Only available on adjustable; O/O; 1 unit only;

•                  Credit grades:

1) “AA”	=	0 x 30 mortgage lates
2) “A”	=	1 x 30 mortgage lates
3) “A-”	=	Up to 3 x 30 mortgage lates on full doc (rolling lates allowed) – Owner Occupied
4) “A-”	=	Stated Documentation maximum 2 x 30 mortgage lates in last 12 months;
Second Home & Investment maximum 2 x 30 mortgage lates in last 12 months

Opteum Products - Underwriting Overview

•                  Credit History Trade Lines:

•                  12 months mortgage / rental history required on all doc types;

•                  Full, Limited:  LTV >90% or loans >$500K:  24 month credit history with minimum 2 trades paid as agreed, 1 with minimum 24 month history, 1 with minimum 6 months history;

•                  LTVs <90% or loans <$500K:  Minimum 12 month history with 2 trades paid as agreed, 1 with 12 months history, and 1 with 6 months history;

•                  Stated:  Minimum 24 month credit history with 3 trades paid as agreed, 1 with minimum 24 month credit history, 2 with minimum 6 months history.

•                  Minimum credit score:  580 based on Primary Wage Earner;

•                  Maximum Loan Amounts:  $750,000;

Opteum Products - Underwriting Overview

•                  Maximum LTV:  95% / maximum CLTV 100%;

•                  Debt Ratios:  50%, will allow up to 55% debt to income ratio with one compensating factor;

•                  Mortgage Insurance:  Not Required;

•                  Appraisal Review:

•                  For loan amounts >$500K:  Enhanced Field Review

•                  Second Home; Non–Owners; Seller seconds, 3 – 4 Units; Subject to Enhanced Desk Review regardless of the LTV/CLTV

•                  Field Review may be ordered at the discretion of the underwriter and for all loans. AVMs are required for owner occupied; 1 & 2 Unit properties when LTV >80%.

Exception Process

The following exceptions on all products require management approval:

Regional Underwriting Managers:	Opteum’s Chief Credit Officers:

• Debt to Income Ratios	• Any exception to guideline on investor occupancy
• Minimum trade lines	• Purpose
• Reserves	• Occupancy
• Employment History	• LTV / CLTV
• Payment Shock	• Credit Score
• Maximum # of mortgages
• Mortgage History
• Property Type

All exceptions are reported into Opteum Origination System.

To access reporting, visit www.opteum.com, and proceed to the Investors page.  Follow the instructions to obtain Login and Password.

Year-End Exceptions

2005 WHOLESALE EXCEPTIONS

[CHART]

2005 RETAIL EXCEPTIONS

[CHART]

Core Logic Marketing Reports

[LOGO]

automated workflow process

fraud & flip detection

collateral risk assessment

property & flood information services

AVM & valuation services

The Opteum Zone (OZ)

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OPTEUM’S AUTOMATED UNDERWRITING ENGINE

•                  Rules-based engine designed with logic, compensating factors, and risk grading

•                  OZ utilizes the S&P Levels for Risk Grading for loans originated to Five Star (Alt ‘A) and Five Star Expanded (A-)

•                  Release Stage 1 –  Pre-Qual released May ‘05 to wholesale & conduit channel

•                  Release Stage 2 –  Underwriting Decision Engine releasing in Spring ‘06

Opteum Mortgage Acceptance Corp.

Securitizations Issued

Opteum Mortgage Acceptance Corp – Securitizations thru December 2005

	HMAC 2004-1	HMAC 2004-2	HMAC 2004-3	HMAC 2004-4	HMAC 2004-5

Original Balance	$309,846,147.00	$387,791,245.00	$417,055,302.00	$410,125,325.00	$413,874,752.00

Close Date	March 5, 2004	May 10, 2004	July 1, 2004	August 17, 2004	October 1, 2004

LTV	81.640	77.350	77.000	79.600	79.340

Credit Score	683	692	692	690	690

Product Type
Fixed	$74,565,674.00	$114,345,346.00	$134,693,470.00	$100,946,691.00	$130,103,752.00
ARM 6 ML	$45,576,295.00	$17,328,194.00	$21,432,084.50	$17,451,467.00	$27,883,289.00
ARM 2/6	$121,797,275.00	$113,142,568.00	$103,004,081.32	$141,354,408.00	$141,783,825.00
ARM 3/6	$16,160,180.00	$51,137,778.00	$59,666,419.76	$65,789,554.00	$55,335,292.00
ARM 5/6	$50,542,803.00	$85,878,609.00	$90,720,624.97	$75,316,889.00	$54,476,221.00
ARM 7/6	$951,920.00	$5,606,750.00	$6,469,822.51	$8,898,316.00	$3,658,106.00
ARM 10/6	$252,000	$352,000.00	$1,068,800.00	$368,000.00	$634,267.00

Product Credit
Alt A	$273,664,352.00	$363,554,685.00	$379,626,203.00	$354,733,529.00	$355,627,679.00
Expanded (A-)	0	0	0	0	0
Subprime*	$36,181,795.00	$24,236,560.00	$37,429,099.00	$40,869,138.00	$44,043,766.00
Second Lien*	0	0	0	$14,522,658.00	$14,203,307.00

Prepay Type
Total Prepay	43.18%	45.53%	60.72%	73.63%	78.39%
Hard Type Only	43.15%	17.70%	37.45%	62.46%	68.36%

Prepay Speed
Curr. Annualized CPR	44.54%	24.82%	32.47%	31.72%	35.30%

*      Opteum no longer securitize Subprime products (starting with OPMAC 2005-2) and seconds (the last one in OPMAC 2005-2).

	HMAC 2004-6	OPMAC 2005-1	OPMAC 2005-2	OPMAC 2005-3	OPMAC 2005-4	OPMAC 2005-5

Original Balance	$761,026,691.00	$802,625,137.00	$883,988,562.00	$937,116,704.00	$1,321,738,004.00	$986,662,596.00

Close Date	November 19, 2004	January 31, 2005	April 5, 2005	June 17, 2005	August 25, 2005	November 30, 2005

LTV	81.300	78.100	75.99	75.56	75.59	74.05

Credit Score	686	688	683	699	701	702

Product Type
Fixed	$226,419,814.00	$209,017,651.00	$227,079,252.00	$260,318,431.00	$499,220,444.00	$382,726,488.00
ARM 6 ML	$43,686,158.00	$39,354,589.00	$51,893,393.50	$70,918,541.00	$36,876,490.00	$8,555,720.00
ARM 2/6	$325,665,601.00	$362,888,669.00	$361,545,549.00	$245,857,302.00	$331,095,370.00	$271,071,226.00
ARM 3/6	$83,706,367.00	$82,401,534.00	$87,817,025.00	$61,304,982.00	$64,236,467.00	$34,560,586.00
ARM 5/6	$77,665,615.00	$101,087,883.00	$137,607,001.00	$272,428,873.00	$343,255,360.00	$276,289,413.00
ARM 7/6	$2,607,936.00	$5,201,261.00	$8,954,187.00	$14,084,409.00	$33,836,493.00	$10,314,613.00
ARM 10/6	$1,275,200.000	$2,673,550.00	$9,092,155.00	$12,204,165.00	$13,217,380.00	$3,144,550.00

Product Credit
Alt A	$661,448,582.00	$719,172,200.00	$854,593,388.00	$921,181,705.00	$1,182,426,818.00	$866,667,651.00
Expanded (A-)	$13,580,180.00	$9,242,685.00	$27,272,284.00	$15,935,700.00	$139,311,186.00	$119,994,945.00
Subprime*	$51,317,831.00	$41,707,962.00	0	0	0	0
Second Lien*	$34,680,098.00	$32,502,290.00	$2,122,890.00	0	0	0

Prepay Type
Total Prepay	68.32%	72.5%	73.7%	73.6%	71.9%	76.4%
Hard Type Only	62.72%	69.9%	69.9%	69.5%	64.0%	69.2%

Prepay Speed
Curr. Annualized CPR	40.84%	39.69%	24.85%	16.71%	13.52	2.46

*      Opteum no longer securitize Subprime products (starting with OPMAC 2005-2) and seconds (the last one in OPMAC 2005-2).

Interest Only Analysis

		Interest Only
	Total Securitized	(As a subset of the Total Securitized)
Amount	6.6 Billion *	4.7 Billion
Loan Amount	230,412	269,079
FICO	691	700
LTV	78.0%	76.5%
CLTV	84.7%	85.8%
% ARM	72%	81%
% Fixed	28%	19%
SFR	80%	84%
Condo	11%	10%
2-4 Unit	9%	6%
Purchase	58%	65%
Rate/Term Refi	8%	7%
Cash-Out Refi	34%	28%
Primary Residence	82%	84%
2nd Home	3%	4%
Investment Property	15%	12%
10 Year Interest Only	N/A	98%
Ave Monthly Borrower Income (Full Doc Only)	8,556	8,733

*      Through OPMAC 2005-4

Issuance Summary By Deal Name

Name	UPB Issue Amount	Gross WAC	Net WAC	WALTV	WACLTV	WA Fico

HMAC 2004-1	309,846,147	6.114	5.634	81.64	84.67	683

HMAC 2004-2	387,791,245	5.559	5.296	77.35	81.32	692

HMAC 2004-3	417,055,302	5.529	5.244	77.00	81.89	692

HMAC 2004-4	410,125,325	5.960	5.620	79.60	84.72	690

HMAC 2004-5	413,874,752	6.161	5.864	79.34	85.15	690

HMAC 2004-6	761,026,691	6.255	5.936	81.30	87.56	686

OPMAC 2005-1	802,625,137	6.077	5.792	78.10	85.18	688

OPMAC 2005-2	883,988,562	5.927	5.642	75.99	84.13	693

OPMAC 2005-3	937,116,704	6.067	5.796	75.56	84.61	699

OPMAC 2005-4	1,321,738,004	6.203	5.923	75.57	85.09	701

OPMAC 2005-5	986,662,596	6.209	5.918	74.05	82.35	702

Total Issuance	7,631,850,465	6.059	5.765	77.10	84.42	694

Katrina Exposure

ALL STATES (1)

Investor Name	Loan Count	Balance
HMAC 1	4	502,121.31

HMAC 2	13	3,056,443.41

HMAC 3	11	1,372,045.34

HMAC 4	23	3,932,347.29

HMAC 5	27	4,030,834.66

HMAC 6	54	9,258,497.73

OP 05-1	45	6,719,112.64

OP 05-2	45	8,927,865.54

OP 05-3	56	10,709,732.72

OP 05-4	25	5,011,101.59

Total	303	53,520,102.23

AL, LA, MS ONLY

Investor Name	Loan Count	Balance	Current Deal Balance	% of Deal Balance
HMAC 1	4	502,121.31	180,178,956.00	0.279%

HMAC 2	7	1,731,304.16	275,571,871.00	0.628%

HMAC 3	8	968,289.41	316,821,569.00	0.306%

HMAC 4	1	110,834.34	318,095,323.00	0.035%

HMAC 5	12	1,297,639.56	332,318,435.00	0.390%

HMAC 6	14	1,821,059.05	643,208,658.00	0.283%

OP 05-1	10	1,135,981.66	707,348,100.00	0.161%

OP 05-2	11	1,405,048.79	831,457,911.00	0.169%

OP 05-3	14	2,435,843.76	922,042,011.00	0.264%

OP 05-4	5	545,441.50	1,146,871,180.00	0.048%

Total	86	11,953,563.54

“All states” are the zipcodes issued by FEMA

Collateral Detail - thru December 2005

Documentation Type	Percentage
Full Doc	22%

Stated Inc/Verified Asset	38%

Stated Inc/Stated Asset	24%

No Ratio	5%

NINA	11%

LTV Distribution	Percentage
Less than 60%	11%

60.01-65%	5%

65.01-70%	8%

70.01-75%	6%

75.01-80%	57%

80.01-85%	2%

85.01-90%	6%

90.01-95%	5%

95.01-100%	2%

Fico Score	Percentage
680+	60%

660-679	15%

620-659	21%

580-619	4%

520-579	0%

State Distribution	Percentage
CA	50%

GA	13%

NJ	7%

FL	5%

Other	25%

Security Performance

Name	Period	CPR	60 Day	90 Day	Total DQ	BK	FC	REO
2004-1	21	44.54	0.37%	0.08%	1.04%	3.48%	1.37%	1.46%

2004-2	19	24.82	0.39%	0.10%	1.49%	1.16%	0.78%	0.75%

2004-3	18	32.47	0.10%	0.00%	1.11	1.22%	1.26%	0.34%

2004-4	16	31.72	0.04%	0.32%	0.75%	1.00%	1.40%	0.27%

2004-5	14	35.30	0.24%	0.14%	0.95%	0.43%	1.25%	0.21%

2004-6	13	40.84	0.18%	0.03%	0.99%	0.89%	0.98%	0.42%

2005-1	11	39.69	0.38%	0.01%	1.26%	0.35%	0.99%	0.08%

2005-2	8	24.85	0.04%	0.06%	0.62%	0.49%	0.68%	0.02%

2005-3	6	16.71	0.05%	0.00%	0.50%	0.13%	0.49%	0.00%

2005-4	4	13.52	0.12%	0.00%	0.63%	0.07%	0.05%	0.00%

2005-5	1	2.46	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

*      Information provided as of December 2005

For more Performance information, visit www.opteum.com ( click on “Corporate” on the top menu; choose “Investors” from the left nav bars; click on “HMAC-OPTEMAC Performance”; and sign-up/register to obtain log-in access ).

Senior Management Bios

Senior Management Bios

[GRAPHIC]

Jeff Zimmer

Chairman, Chief Executive Officer, President and Founder

Bimini Mortgage Management

Jeffrey J. Zimmer is our Chairman, Chief Executive Officer, President and one of our founders. He was most recently a Managing Director in the Mortgage-Backed and Asset Backed Department at RBS/Greenwich Capital Markets. From 1990 through 2003, he held various positions in the mortgage-backed department at Greenwich Capital. While there, Mr. Zimmer worked closely with some of the nation’s largest mortgage banks, hedge funds, and investment management firms on various mortgage-backed securities investments.

Mr. Zimmer has sold and researched almost every type of mortgage-backed security in his 20 years in the mortgage business. He has negotiated terms on and participated in the completion of dozens of new underwritten public and privately placed mortgage-backed deals for customers of Greenwich Capital. Mr. Zimmer was employed at Drexel Burnham Lambert in the institutional mortgage-backed sales area from 1984 until 1990. He received his MBA in finance from Babson College in 1983 and a BA in economics and speech communication from Denison University in 1980.

[GRAPHIC]

Peter Norden

President and Chief Executive Officer

Opteum Financial Services

Senior Executive Vice President

Bimini Mortgage Management

Peter R. Norden has a long established track record in the mortgage banking industry.  In 1975, he began his career as a senior auditor for Newark, N.J.-based Touche Ross and Company, where he specialized in mortgage banking. In 1988, his path led him to acquire Olde Town Mortgage Company, where he served as the company’s CEO.

That same year he and Martin J. Levine, President of First Builders Financial Corp., merged their respective companies to form First Town Mortgage Corporation.  Norden served as the President and Chief Executive Officer of First Town until its purchase in March 1999 by Chase Manhattan Mortgage Corporation, and was appointed Executive Consultant. Norden then co-founded Homestar Mortgage Services, LLC in 1999, which went on to become Opteum Financial Services in December of 2004.

Norden serves on the Fannie Mae National CEO Advisory Board, the GMAC/RFC National Advisory Board and is the past President of the Mortgage Bankers Association of New Jersey.

[GRAPHIC]

Robert E. Cauley

Chief Investment Officer, Chief Financial Officer and Secretary

Bimini Mortgage Management

Robert E. Cauley is our Chief Investment Officer, Chief Financial Officer, Secretary and one of our founders.  He was previously Vice President, Portfolio Manager at Federated Investment Management Company in Pittsburgh, Pennsylvania where from 1996 until September 2003 he was also a lead portfolio manager, co-manager, or assistant portfolio manager of $4.25 billion (base capital, unlevered amount) in mortgage and asset backed securities funds.  From 1994 to 1996, he was an associate at Lehman Brothers in the asset-backed structuring group.

From 1992 to 1994 he was a credit analyst in the highly levered firms group and the aerospace group at Barclay’s Bank.  Mr. Cauley has invested in, researched, or structured almost every type of mortgage-backed security.  Mr. Cauley, who is a CFA and a CPA, received his MBA in finance and economics from Carnegie Mellon University and his BA in accounting from California State University, Fullerton.  Mr. Cauley served in the United States Marine Corps for four years.

[GRAPHIC]

Martin J. Levine

Executive Vice President and Chief Operations Officer

Opteum Financial Services

Martin J. Levine, a Certified Public Accountant, has an extensive background with major firms including Touche Ross and Company, Coopers and Lybrand, Kenneth Leventhal and Company and Pan American Properties.  In 1987, he launched First Builders Financial Corporation, where he served as President until the company’s merger with Olde Towne Mortgage in 1989 to form First Town Mortgage Corporation.  He served as Executive Vice President and Chief Operations Officer of First Town until its purchase in 1999 by Chase Manhattan Mortgage Corporation.

After the transition to Chase Manhattan, Levine co-founded Homestar Mortgage along with Peter R. Norden.  Levine is a member of the American Institute of Certified Public Accountants, the Mortgage Bankers Association and the New Jersey Home-builders Association.

[GRAPHIC]

Rick E. Floyd

Executive Vice President and National Production Manager Opteum Financial Services

Rick E. Floyd joined Opteum Financial Services in 2001 (under the Homestar Mortgage Services name).  As a partner operating in the capacity of Executive Vice President / National Production Manager, he is responsible for managing production for the Opteum Retail and Wholesale origination channels of business throughout the nation. He also participates in the oversight in management of the company’s conduit operation.

His career began in the Banking Industry in the management and credit divisions at Georgia Federal Bank in Atlanta, GA.  By 1989, he had moved to First Union National Bank in charge of business development for the Atlanta area.   In 1992, he joined HomeSouth Mortgage Corporation as an Account Executive, later serving as production manager for the state of Georgia.  He remained at HomeSouth during buyouts by First Town Mortgage and Chase Manhattan Mortgage, and was later appointed Georgia Regional Manager responsible for sales and operations.

In 2000, he joined HomeBanc Mortgage Corporation, where he was responsible for launching and overseeing the company’s Builder Services Group.

Floyd is a member of the board of governors for the Mortgage Bankers Association of Georgia, currently serving as secretary and as a member of the association’s ethics committee.  He is also past President of the Atlanta Chapter for the Mortgage Bankers Association.

[GRAPHIC]

Timothy P. O’Neill

Chief Accounting Officer

Opteum Financial Services

Tim O’Neill is a Certified Public Accountant who has a wide range of experience in the financial world. He began his career working for public accounting firms and an international manufacturer of art supplies.  Eventually, he moved on to a real estate management and brokerage firm where he supervised everything from the payroll department to the creation and installation of a new general ledger and accounts payable system.

In 1991, Tim moved on to First Town Mortgage Corporation where his duties included preparing monthly and annual financial statements and daily cash management, among many other responsibilities.  He served as Senior Vice President and Chief Financial Officer of First Town until its purchase in 1999 by Chase Manhattan Mortgage.  Later the same year, he joined Peter R. Norden and Martin J. Levine at Homestar Mortgage Services, LLC where he continues as Opteum’s Senior Vice President and Chief Accounting Officer.  Tim is a member of the American Institute of Certified Public Accountants and the NYSSCPA.

[GRAPHIC]

Jeff Pancer

Senior Vice President – Capital Markets

Opteum Financial Services

Jeff Pancer has been with Opteum since June 1999 (under the Homestar Mortgage Services name).  As Senior VP – Secondary Marketing, he is responsible for hedging mortgage pipelines, providing daily pricing of all mortgage products and oversee MBS allocations department.

Prior to Opteum, Pancer was VP – Secondary Marketing with First Town Mortgage Corporation from 1997 and continued in the same capacity through the acquisition of Chase Manhattan Mortgage Corporation.

Pancer’s career path has included Dime Savings Bank, F.S.B., as AVP – Risk Analysis; First Fidelity Bank, N.A., as AVP – Secondary Marketing Trader; and Anchor Mortgage Services, Inc., as Mortgage Officer and Assistant Secretary.

Senior Management Bios

[GRAPHIC]

Mary Glass-Schannault

Managing Director of Structured Finance and Senior Vice President

Opteum Financial Services

Mary Glass-Schannault has been with Opteum since October 2002 (formerly Homestar Mortgage Services).  Ms. Schaunnault is recognized in the mortgage industry for being innovative and knowledgeable with more than 30 years experience in all phases of residential and commercial lending.  Her major accomplishments have included writing the credit philosophy for the first Alternative A Products in 1993, and was instrumental in developing the secondary market for structured finance transactions with establishing risk-based pricing and credit grading.  Upon the success of the Alt A Products, she successfully wrote other additional alternative mortgage products  with a common sense approach to underwriting credit risk.

Ms. Schannault most recently served as a Founder and Principal Executive Officer of the Impac Mortgage Holdings and Impac Commercial Holdings, until August 1999; Executive Vice President, Managing Director, Impac Mortgage Holdings since its formation in 1995; Senior Vice President and Managing Director of ICII from 1992 to1995.  Prior to this, Ms. Schannault held various similar positions dating back to 1971.

Responsible for the negotiation and management of Structured Finance including Remic and Asset-backed securitizations, whole loan transactions in excess of $20 billion dollars for both residential and commercial loans, Chief Credit Officer, Operations Manager of Product Development and Administration, Underwriting, Quality Control, Seller Administration, ALCO committee member for both residential and commercial assets.

[GRAPHIC]

Grace Currid

Senior Vice President and Chief Credit Officer

Opteum Financial Services

Grace Currid serves as Senior Vice President and Chief Credit Officer.  She is responsible for managing all aspects of Opteum’s lending and credit policies and procedures.  As part of this responsibility, she also manages the Quality Assurance division within Opteum.  Prior to her position as the Chief Credit Officer, she was the National Operations Manager, responsible for all aspects of the loan file from processing through loan closing.  Ms Currid joined Opteum (formerly Homestar), in 2001.

As a recognized industry leader, she is actively involved with the Mortgage Bankers Association of New Jersey, a Board of Governor and has also chaired multiple committees.  Additionally, Ms. Currid is an active member of FNMA’s National Underwriting Advisory Board and previously has been an instructor for the American Bankers Association School of Mortgage Lending.

Prior to Opteum, she has held senior management roles with both Chase Manhattan Mortgage, Citicorp Mortgage and Mortgage.com.

Prior responsibilities included Underwriting Manager, Regional Credit Officer, Staff Appraiser Manager and Manager of technology implementation.

[GRAPHIC]

Bela M Donine

Senior Vice President and Chief Credit Officer – Conduit

Opteum Funding

Prior to joining Opteum Funding (formerly Homestar), Ms. Donine was most recently the Senior Vice President - Underwriting / Credit and Chief Credit Officer for Impac Funding Corporation since its inception in 1995.  In addition, she served on Executive Committee, Chaired Loan Committee, and served on the following:  Product Committee, ALCO, IT Steering Committee, IDASL & IDASLg2 Steering Committee and the Homeland Security Committee.

Prior to Impac, Ms. Donine was Vice President - Underwriting / Credit for Imperial Credit Industries (ICI) since 1993, which later formed the Impac REIT.

Her experience includes ten years with The Associates and Ford Consumer Finance, where she was Vice President -Underwriting.  She is also a member of the Mortgage Bankers Association.

Opteum Product Matrices

[LOGO]	[LOGO]
Full / Alternative Income Documentation (Full / Alt Doc
Interest Only feature Available

Owner Occupied

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV	CLTV
1-2	300K	95%	100%	95%	100%
1-2	400K	95%	100%	95%	100%
1-2	450K	95%	100%	95%	100%
1-2	500K	90%	100%	90%	100%
1-2	650K	85%	100%	85%	100%
1-2	750K	80%	100%	80%	100%
1-2	1M	80%	100%	80%	100%
1-2	1.5M	75%	90%	65%	90%
1-2	2M	65%	90%	65%	90%
3-4	400K	90%	95%	90%	95%
3-4	500K	90%	95%	90%	95%
3-4	650K	80%	95%	80%	95%
3-4	750K	75%	95%	75%	95%
3-4	1M	75%	90%	70%	90%
3-4	1.5M	70%	90%	65%	90%
3-4	2M	65%	90%	65%	90%

2nd Home

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV		LTV	CLTV
1	300K	80%	100	%(1)	90%	95%
1	400K	95%	95%		90%	95%
1	450K	90%	95%		90%	95%
1	500K	90%	95%		90%	95%
1	650K	80%	95%		80%	95%
1	750K	80%	95%		80%	95%
1	1M	80%	95%		80%	95%
1	1.5M	70%	80%		50%	80%
1	2M	50%	80%		50%	80%

Investment Property

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV		LTV		CLTV
1	300K	80%	100	%(1)	85%		95%
1	400K	95%	95%		85%		95%
1	450K	90%	95%		85	%(2)	95%
1	500K	85%	95%		85	%(2)	95%
1	650K	80%	95%		80%		95%
1	750K	80%	95%		80%		95%
1	1M	80%	95%		80%		95%
1	1.5M	50%	80%		50%		80%
1	2M	50%	80%		50%		80%
2-4	400K	90%	95%		85%		95%
2-4	500K	85%	95%		85	%(2)	95%
2-4	650K	80%	95%		80%		95%
2-4	750K	75%	95%		75%		95%
2-4	1M	70%	80%		70%		80%
2-4	1.5M	50%	80%		50%		80%
2-4	2M	50%	80%		50%		80%

1                  2nd Home & Investment Property: 95.01 to 100% CLTV Purchase only, no  Seller Contributions or Gifts allowed.  Requires 680 score for all borrowers.

2                                          Investment Property: Cash-Out > 80% LTV requires minimum 680 credit score for loan amounts > $400K.

Program Parameters

Doc Type:	Full/ Alt Doc: Full income documentation required. Completed, signed and dated 1003 Application loan amount $40K

Credit Score & History:	Credit score for Primary Wage Earner is 620. Loan amount >$1M requires 680 score for all borrowers. Combined loan amounts >$1M, when Opteum provides 2nd, requires 680 score all borrowers.

LTV>80%: Min. 12 mos. mortgage/rental history verified, 0x30 in last 12 mos. 2-yr credit history required, with min. 5 trades; 3 rated traditional with 1 active in last 6 mos. Rent/private party mortgage counts as 1 trade.

Allowed to build 1 non-traditional trade.

LTV<=80% with subordinate financing not provided by Opteum: 2-yr credit history with 3 trades; 2 must be rated traditional with 1 active in last 6 mos. Rent or private party mortgage counts as 1 trade. Borrowers with reported mortgage trade can build 1 non-traditional trade. FTHB without prior rental history not allowed.

Employment:	Salaried Borrowers: Written VOE or most recent pay stubs covering a 30-day period with YTD earnings. 2 years W-2s from all employers, and a Verbal VOE at Close.
Self-Employed Borrowers: 2 years complete Tax Returns and signed IRS Form 4506 to be executed prior to closing.

Revolving/Installment:	<=90% LTV: Ignore all lates. >=90% LTV: Max 1x30 non-rolling on Installment in last 12 months.

Assets:	Assets must be verified. Written VOD with 2 months average balance or 2 most recent bank statements. See guidelines for complete details.

Reserves:	Owner Occupied: 2 months PITI: Loan Amount >$1M-6 months PITI. 2nd Home & Investment Property: Loan Amount <=$1M – 4 months PITI, Loan Amount >$1M-6 months PITI.
Investment Property: Combined Opteum 1st and 2nd lines require 6 months PITI; 95.01-100% CLTV: 6 months PITI.

Consumer Credit Counseling:	Must be completed 2 years. Loan Amount >$1/M must be completed 7 years.

Bankruptcies/Foreclosures:	Bankruptcy: Discharged 2 years with good re-established and/or re-affirmed credit. Min of 3 trades required. Foreclosures: None in last 3 years. Loans >$1M, No BK/FC in last 7 years.

Tax Liens/Collections/Charge-offs/Judgments:

No Tax liens filed in the last 12 months. All open judgments or liens must be PIF prior to or at closing. O/O and Second Home: No Payoff of collections and charge-offs is required when the aggregate total is <=$5000. Investment: All Open collections and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount, may remain open.

Qualifying Ratios:	>80% LTV with MI: 45%: >70% LTV/CLTV: 50%; <=70% LTV/CLTV: 55%

Seller Contribution:	Owner Occupied: LTV>90%: Max 3% LTV 75.01 to 90%: Max 6% LTV<=75%: Max 9% 2nd Home & Investment Properties: LTV>80%: Max 3%; LTV<=80%: Max 6%: CLTV 95.01 to 100%: Not allowed

Max Cash-Out:	LTV<=80%: Unlimited: LTV>80%:$200K ($325K available up to 85% LTV with 660+score for O/O properties).

Mortgage Insurance:	Radian, RMIC, UGI and PMI. 30 Year: 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%. 15 Year: 80.01 to 85% = 6%; 85.01 – 90% = 17%; 90.01-95%=25%

Condos:

FNMA Warrantable condos allowed with no restrictions. Non-Warrantable condos allowed for O/O and Second Home occupancy with no restriction on number of stories. Investor non-warrantable condos are only permitted for low and mid-rise condos. Max lien is $850K for non-warrantable condos. See guidelines for complete details.

Appraisals:

All loans require a full URAR (FNMA form 1004/ FHLMC form 70). Appraisal Review  Requirements: LTV @ 80.01 to 90% - Seller may use the following AVMs: HVE with an ‘H’ or ‘M’ score, or a CSW/CASA with minimum safety score of 85%. If not available, Enhanced Desk Review or 2055 Exterior (Quantitative Appraisal Report) is required. See guidelines for complete details. LTV @ 90.01 to 65% requires Enhanced Field Review. Loan amount of $500,000 to $999,999 requires Enhanced Field Review, regardless of LTV. Loan amount => $1M requires 2 full appraisals, to be ordered by Opteum. At the discretion of the underwriter, additional review, comps or a new appraisal may be required.

This Opteum Program Matrix is intended for use by mortgage professionals only and it should not be distributed to the public. When utilizing this matrix, it is understood that mortgage rates, loan terms and parameters are subject to change without notification in advance. Complete program guidelines for underwriting and /or additional criteria in regards to this loan program will be made available upon request.

October 25, 2005 Copyright 2005- Opteum Financial Services.

[LOGO]	[LOGO]
Full / Alternative Income Documentation (Full / Alt Doc)
Interest Only feature Available

Owner Occupied

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV	CLTV
1-2	300K	95%	100%	95%	100%
1-2	400K	95%	100%	95%	100%
1-2	450K	95%	100%	95%	100%
1-2	500K	90%	100%	90%	100%
1-2	650K	85%	100%	85%	100%
1-2	750K	80%	100%	80%	100%
1-2	1M	80%	100%	80%	100%
1-2	1.5M	75%	90%	65%	90%
1-2	2M	65%	90%	65%	90%
3-4	400K	90%	95%	90%	95%
3-4	500K	90%	95%	90%	95%
3-4	650K	80%	95%	80%	95%
3-4	750K	75%	95%	75%	95%
3-4	1M	75%	90%	70%	90%
3-4	1.5M	70%	90%	65%	90%
3-4	2M	65%	90%	65%	90%

2nd Home

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV		LTV	CLTV
1	300K	80%	100	%(1)	90%	95%
1	400K	95%	95%		90%	95%
1	450K	90%	95%		90%	95%
1	500K	90%	95%		90%	95%
1	650K	80%	95%		80%	95%
1	750K	80%	95%		80%	95%
1	1M	80%	95%		80%	95%
1	1.5M	70%	80%		50%	80%
1	2M	50%	80%		50%	80%

Investment Property

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV		LTV		CLTV
1	300K	80%	100	%(1)	85%		95%
1	400K	95%	95%		85%		95%
1	450K	90%	95%		85	%(2)	95%
1	500K	85%	95%		85	%(2)	95%
1	650K	80%	95%		80%		95%
1	750K	80%	95%		80%		95%
1	1M	80%	95%		80%		95%
1	1.5M	50%	80%		50%		80%
1	2M	50%	80%		50%		80%
2-4	400K	90%	95%		85%		95%
2-4	500K	85%	95%		85	%(2)	95%
2-4	650K	80%	95%		80%		95%
2-4	750K	75%	95%		75%		95%
2-4	1M	70%	80%		70%		80%
2-4	1.5M	50%	80%		50%		80%
2-4	2M	50%	80%		50%		80%

(1)          2nd Home & Investment Property: 95.01 to 100% CLTV Purchase only, no  Seller Contributions or Gifts allowed.  Requires 680 score for all borrowers.

(2)          Investment Property: Cash-Out > 80% LTV requires minimum 680 credit score for loan amounts > $400K.

Program Parameters

Doc Type:	Full/ Alt Doc: Full income documentation required. Completed, signed and dated 1003 Application loan amount $40K.

Credit Score & History:

Credit score for Primary Wage Earner is 620. Loan amount >$1M requires 680 score for all borrowers. Combined loan amounts >$1M, when Opteum provides 2nd, requires 680 score all borrowers. LTV>80%: Min. 12 mos. mortgage/rental history verified, 0x30 in last 12 mos. 2-yr credit history required, with min. 5 trades; 3 rated traditional with 1 active in last 6 mos. Rent/private party mortgage counts as 1 trade. Allowed to build 1 non-traditional trade.

LTV<=80% with subordinate financing not provided by Opteum: 2-yr credit history with 3 trades; 2 must be rated traditional with 1 active in last 6 mos. Rent or private party mortgage counts as 1 trade. Borrowers with reported mortgage trade can build 1 non-traditional trade. FTHB without prior rental history not allowed.

Employment:	Salaried Borrowers: Written VOE or most recent pay stubs covering a 30-day period with YTD earnings. 2 years W-2s from all employers, and a Verbal VOE at Close.
Self-Employed Borrowers: 2 years complete Tax Returns and signed IRS Form 4506 to be executed prior to closing.

Revolving/Installment:	<=90% LTV: Ignore all lates. >90% LTV: Max 1x30 non-rolling on Installment in last 12 months.

Assets:	Assets must be verified. Written VOD with 2 months average balance or 2 most recent bank statements. See guidelines for complete details.

Reserves:	Owner Occupied: 2 months PITI; Loan Amount >$1M - 6 months PITI. 2nd Home & Investment Property: Loan Amount <=$1M – 4 months PITI, Loan Amount >$1M - 6 months PITI.
Investment Property: Combined Opteum 1st and 2nd liens require 6 months PITI; 95.01-100% CLTV: 6 months PITI.

Consumer Credit Counseling:	Must be completed 2 years. Loan Amount >$1M must be completed 7 years.

Bankruptcies/Foreclosures:	Bankruptcy: Discharged 2 years with good re-established and/or re-affirmed credit. Min. of 3 trades required. Foreclosures: None in last 3 years. Loans >$1M, No BK/FC in last 7 years.

Tax Liens / Collections / Charge-offs / Judgments:

No Tax liens filed in the last 12 months. All open judgments or liens must be PIF prior to or at closing. O/O and Second Home: No Payoff of collections and charge-offs is required when the aggregate total is <= $5000. Investment: All Open collections and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount, may remain open.

Qualifying Ratios:	>80% LTV with MI: 45%; >70% LTV/CLTV: 50%; <=70% LTV/CLTV: 55%.

Seller Contribution:	Owner Occupied: LTV >90%: Max 3% LTV 75.01 to 90%: Max 6% LTV <=75%: Max 9% 2nd Home & Investment Properties: LTV >80%: Max 3%; LTV <=80%: Max 6%; CLTV 95.01 to 100%: Not allowed

Max Cash-Out:	LTV <=80%: Unlimited: LTV >80%: $200K ($325K available up to 85% LTV with 660+ score for O/O properties).

Mortgage Insurance:	Radian, RMIC, UGI and PMI. 30 Year: 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%. 15 Year: 80.01 to 85% = 6%; 85.01 - 90% = 17%; 90.01-95% = 25%

Condos:

FNMA Warrantable condos allowed with no restrictions. Non-Warrantable condos allowed for O/O and Second Home occupancy with no restriction on number of stories. Investor non-warrantable condos are only permitted for low and mid-rise condos. Max lien is $650K for non-warrantable condos. See guidelines for complete details.

Appraisals:

All loans require a full URAR (FNMA form 1004/ FHLMC form 70). Appraisal Review  Requirements: LTV @ 80.01 to 90% - Seller may use the following AVMs: HVE with an ‘H’ or ‘M’ score, or a CSW/CASA with minimum safety score of 65%. If not available, Enhanced Desk Review or 2055 Exterior (Quantitative Appraisal Report) is required. See guidelines for complete details. LTV @ 90.01 to 95% requires Enhanced Field Review. Loan amount of $500,000 to $999,999 requires Enhanced Field Review, regardless of LTV. Loan amount => $1M requires 2 full appraisals, to be ordered by Opteum. At the discretion of the underwriter, additional review, comps or a new appraisal may be required.

This Opteum Program Matrix is intended for use by mortgage professionals only and it should not be distributed to the public. When utilizing this matrix, it is understood that mortgage rates, loan terms and parameters are subject to change without notification in advance. Complete program guidelines for underwriting and /or additional criteria in regards to this loan program will be made available upon request.

October 25, 2005 Copyright 2005- Opteum Financial Services.

Owner Occupied

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV		CLTV
1-2	400K	95%	100%	95	%(1)	100%
1-2	500K	90%	100%	90%		100%
1-2	650K	85%	100%	80%		100%
1-2	750K	80%	100%	80%		100%
1-2	1M	80%	95%	80%		90%
1-2	1.5M	70%	80%	60%		80%
1-2	2M	60%	80%	60%		80%

3-4	400K	90%	95%	90	%(2)	95%
3-4	450K	90%	95%	90	%(2)	95%
3-4	500K	90%	95%	90	%(2)	95%
3-4	650K	80%	95%	80%		95%
3-4	1M	70%	80%	70%		80%
3-4	1.5M	70%	80%	60%		80%
3-4	2M	60%	80%	60%		80%

2nd Home

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV	CLTV
1	400K	95%	95%	90%	95%
1	450K	90%	95%	90%	90%
1	500K	90%	95%	90%	90%
1	650K	80%	95%	80%	90%
1	1M	75%	95%	70%	90%
1	1.5M	65%	80%	50%	80%
1	2M	50%	80%	50%	80%

Investment Property

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV		CLTV
1	400K	95%	95%	85	%(3)	90%
1	450K	85%	95%	80%		90%
1	500K	80%	95%	80%		90%
1	650K	80%	95%	75%		90%
1	1M	75%	95%	65%		90%
1	1.5M	50%	80%	50%		80%
1	2M	50%	80%	50%		80%

2-4	400K	90%	90%	85	%(3)	90%
2-4	450K	85%	90%	80%		90%
2-4	500K	80%	90%	80%		90%
2-4	650K	80%	90%	75%		90%
2-4	1M	70%	80%	65%		80%
2-4	1.5M	50%	80%	50%		80%
2-4	2M	50%	80%	50%		80%

(1)          Owner Occupied:  Cash-Out > 90% LTV requires minimum 660 credit score.

(2)          3-4 Units: Cash-out > 85% LTV requires minimum 660 credit score

(3)          Investment Property: Cash-Out > 80% LTV requires minimum 680 credit score.

Program Parameters

Doc Type:	SIVA: Employment and income are stated on 1003 Application, assets verified, debt ratios calculated. Minimum loan amount $40K.

First Time Homebuyer:	Credit Score: Minimum 660. Reserves: 4 months PITI.

Credit Score & History:

Credit score for Primary Wage Earner is 620. Loan amount >$1M requires 680 score for all borrowers. Combined loan amounts >$1M, when Opteum provides 2nd, requires 680 score for all borrowers.
LTV >80%: Min 12 mos. Mortgage/Rental History verified 0x30 in last 12 mos. Borrowers with no prior rental/housing acceptable with 660 score and 4 months PITI reserves, refer to product guidelines for requirements.
2-yr credit history required, with min 5 trades; 3 must be rated traditional with 1 active in last 6 mos. Rent or private party Mortgage counts as one trade. Allowed to build 1 non-traditional trade to meet requirement.
LTV <= 80% with 2nd not provide by Opteum: 2 yr credit history with trades; 2 must be rated traditional with 1 active in last 6 mos. Rent or private party mortgage counts as 1 trade. Borrowers with reported mortgage trade can build 1 non-traditional trade. FTHB without prior rental history not allowed.

Employment:	Salaried Borrowers: Verbal VOE covering 2-year period. Self-Employed Borrowers: Letter from CPA or Business License confirming self-employment for minimum 2 years. 4506 is not required.

Revolving / Installment:	<=90% LTV: Ignore all lates. >90% LTV: Max 1x30 non-rolling on Installment in last 12 months.

Assets:	Assets must be verified. Written VOD with 2 months average balance or 2 most recent bank statements. See guidelines for complete details.

Reserves:

Owner Occupied: 2 months PITI; Loan Amount >$1M - 6 months PITI. 2nd Home & Investment Property: Loan Amount <=$1M - 4 months PITI. Loan Amount > $1M - 6 months PITI.
Investment Property: Combined Opteum 1st and 2nd liens require 6 months PITI.

Consumer Credit Counseling:	Must be completed 2 years. Loan Amount >$1M must be completed 7 years.

Bankruptcies / Foreclosures:	Bankruptcy: Discharged 2 years with good re-established and/or re-affirmed credit. Min. of 3 trades required. Foreclosures: None in last 3 years. Loans >$1M, No BK/FC in last 7 years.

Tax Liens / Collections / Charge-offs / Judgments:

No Tax liens filed in the last 12 months. All open judgments or liens must be PIF prior to or at closing. O/O and Second Home: No payoff of collections and charge-offs is required when the aggregate total is <=$5000. Investment: All open liens, collections, judgments and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount, may remain open.

Qualifying Rations:	>80% LTV with MI: 45%; >70% LTV / CLTV: 50%; <=70% LTV / CLTV: 55%. Payment Shock: Not to exceed 200%

Seller Contribution:	Owner Occupied: LTV >90%: Max 3% LTV 75.01 to 90%: Max 6% LTV <=75%: Max 9% 2nd Home & Investment Properties: LTV >80%: Max 3%; LTV<=80%: Max 6% CLTV 95.01 to 100%: Not allowed

Max Cash-Out:	LTV <=80%: Unlimited; LTV >80%: $200K ($325K available up to 85% LTV with 660+ score for O/O properties).

Mortgage Insurance:	Radian, UGI and PMI. 30 Year: 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%. 15 year: 80.01 to 85% = 6%; 85.01-90% = 17%; 90.01-95% = 25% 30 and 15 year:

Condos:

FNMA Warrantable Condos allowed with no restrictions. Non warrantable condos allowed for O/O and Second Home occupancy with no restriction on number of stories. Investor non-warrantable condos are only permitted for low and mid-rise condos. Max lien is $650K for non warrantable condos. See guidelines for complete details.

Appraisals:

All loans require a full URAR (FNMA from 1004/FHLMC form 70). Appraisal Review Requirements: LTV @ 80.01 to 90% requires Enhanced Desk Review or 2005 Exterior (Quantitative Appraisal Report). See guidelines for complete details.  LTV @ 90.01 to 95% requires Enhanced Field Review. Loan amount of $500,000 to $999,999 requires Enhanced Field Review, regardless of LTV. Loan amount=>$1M requires 2 full appraisals, completed by separate appraisers. At the discretion of the Underwriter, additional review, comps, or a new appraisal may be required.

This opteum Program Matrix is intended for use by mortgage professionals only and it should not be distributed to the public. When utilizing this matrix, it is understood that mortgage rates, loan terms and parameters are subject to change without notification in advance. Complete program guidelines for underwriting and/or additional criteria in regards to this loan program will be made available upon request.

October 25, 2005 Copyright 2005 - Opteum Financial Services

Owner Occupied

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV		CLTV

1-2	400K	95%	100%	95	%(1)	100%
1-2	450K	95%	100%	90%		100%
1-2	500K	90%	100%	90%		100%
1-2	650K	85%	100%	80%		100%
1-2	1M	80%	95%	80%		90%
1-2	1.5M	70%	80%	60%		80%
1-2	2M	60%	80%	60%		80%

3-4	400K	90%	95%	90	%(2)	95%
3-4	450K	90%	95%	90	%(2)	95%
3-4	500K	90%	95%	90	%(2)	95%
3-4	650K	80%	95%	80%		95%
3-4	1M	70%	80%	70%		80%
3-4	1.5M	70%	80%	60%		80%
3-4	2M	60%	80%	60%		80%

2nd Home

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV	CLTV

1	400K	95%	95%	90%	95%
1	450K	95%	95%	90%	95%
1	500K	90%	95%	90%	90%
1	650K	80%	95%	80%	90%
1	1M	75%	95%	70%	90%
1	1.5M	65%	80%	50%	80%
1	2M	50%	80%	50%	80%

Investment Property

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV		CLTV

1	400K	95%	95%	85	%(3)	90%
1	450K	85%	95%	80%		90%
1	500K	80%	95%	80%		90%
1	650K	80%	95%	75%		90%
1	1M	75%	95%	65%		90%
1	1.5M	50%	80%	50%		80%
1	2M	50%	80%	50%		80%

2-4	400K	90%	90%	85	%(3)	90%
2-4	450K	85%	90%	80%		90%
2-4	500K	80%	90%	80%		90%
2-4	650K	80%	90%	75%		90%
2-4	1M	70%	80%	65%		80%
2-4	1.5M	50%	80%	50%		80%
2-4	2M	50%	80%	50%		80%

(1)   Owner Occupied:   Cash-Out > 90% LTV requires minimum 660 credit score.

(2)   3-4 Unit:  Cash-Out > 85% LTV requires min 660 credit score.

(3)   Investment Property:  Cash-Out > 80% LTV requires minimum 680 credit score.

Program Parameters

Doc Type:	NIVA: Employment stated on 1003, do not state income, assets verified, debt ratios are not calculated. Minimum loan amount $40K.

Credit Score & History:

Credit Score for Primary Wage Earner is 620. CLTV > 95% requires 660 score for primary wage earner. Loan amount > $1M requires 680 score for all borrowers. Combined loan amounts > $1M, when Opteum provides 2nd, requires 680 score for all borrowers.

LTV > 80%: Min 12 mos Mortgage/Rental History verified, 0x30 in last 12 mos. 2-yr credit history required, min 5 trades; 3 must be rated traditional trades with 1 active in last 6 mos. Rent or private party Mortgage counts as 1 trade. Allowed to build one non-traditional trade to meet requirement, see requirement.

LTV <=80% with subordinate financing not provided by Opteum: 2-year credit history with 3 trades: 2 rated traditional with 1 active in last 6 mos. Rent or private party mortgage counts as 1 trade. Borrowers with reported mortgage trade can build 1 non-traditional trade. FTHB with no prior rental history not allowed.

Employment:	Salaried Borrowers: Verbal VOE covering 2-year period. Self-Employed Borrowers: Letter from CPA or Business License confirming self-employment for minimum 2 years. 4506 is not required.

Revolving / Installment:	<=90% LTV: Ignore all lates. >90% LTV: Max 1x30 non-rolling on Installment in last 12 months.

Assets:	Assets must be verified. Written VOD with 2 months average balance or 2 most recent bank statements. See guidelines for complete details.

Reserves:

Owner Occupied: 2 months PITI; Loan Amount >$1M - 6 months PITI. 2nd Home & Investment Property: Loan Amount<=$1M - 4 months PITI. Loan Amount >$1M - 6 months PITI.
Investment Property: Combined Opteum 1st and 2nd liens requires 6 months PITI.

Consumer Credit Counseling:	Must be completed 2 years. Loan Amount >$1M must be completed 7 years.

Bankruptcies / Foreclosures:	Bankruptcy: Discharged 2 years with good re-established and/or re-affirmed credit. Min. of 3 trades required. Foreclosures: None in last 3 years. Loans >$1M, No BK/FC in last 7 years.

Tax Liens / Collections /

No Tax liens filed in the last 12 months. All open judgments or liens must be PIF prior to, or at closing. O/O and Second Home: No payoff of collections and charge-offs is required when the aggregate total is <=$5000. Investment: All open liens, collections, judgments and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount may remain open.

Charge-offs / Judgments:

Qualifying Ratios:	No debt ratios are calculated. Payment shock: Not to exceed 200%

Seller Contribution:	Owner Occupied: LTV >90%; Max 3% LTV 75.01 to 90%: Max 6% LTV <= 75%: Max9% 2nd Home & Investment Properties: LTV >80%: Max 3%; LTV <=80%: Max 6% CLTV 95.01 to 100%: Not allowed

Max Cash-Out:	LTV <=80%: Unlimited; LTV >80%: $200K ($325K available up to 85% LTV with 660+ score for O/O properties).

Mortgage Insurance:	Radian, RMIC, UGI and PMI. 30 Year: 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%. 15 Year: 80.01 to 85% = 6%; 85.01-90% = 17%; 90.01-95% = 25%

Condos:

FNMA Warrantable Condos allowed with no restrictions. Non warrantable condos allowed for O/O Second Home occupancy with no restriction on number of stories. Investor non-warrantable condos are only permitted for low and mid-rise condos. Max lien is $650K for non warrantable condos. See guidelines for complete details.

Appraisals:

All loans require a full URAR (FNMA form 1004/FHLMC form 70). Appraisal Review Requirements: LTV @ 80.01 to 90% requires Enhanced Desk Review or 2055 Exterior (Quantitative Appraisal Report) is required. See guidelines for complete details. LTV @ 90.01 to 95% requires Enhanced Filed Review. Loan amount of $500,000 to $999,999 requires Enhanced Field Review, regardless of LTV. Loan amount =>$1M requires 2 full appraisals, to be ordered by Opteum. At the discretion of the Underwriter, additional review, comps, or a new appraisal may be required.

This Opteum Program Matrix is intended for use by mortgage professionals only and it should not be distributed to the public. When utilizing this matrix, it is understood that mortgage rates, loan terms and parameters are subject to change without notification in advance. Complete program guidelines for underwriting and/or additional criteria in regards to this loan program will be made available upon request.

October 25, 2005 Copyright 2005 - Opteum Financial Services

No Income / No Assets (NINA - No Doc)
Interest Only Feature Available

Owner Occupied

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV	CLTV

1	400K	95%	95%	90%	90%
1	500K	90%	90%	80%	80%
1	650K	80%	90%	80%	80%
1	1M	70%	90%	60%	80%

2	400K	90%	90%	90%	90%
2	500K	85%	90%	80%	80%
2	650K	75%	90%	70%	80%

2nd Home

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV	CLTV

1	400K	80%	80%	n/a	n/a
1	500K	75%	80%	n/a	n/a
1	650K	70%	80%	n/a	n/a
1	1M	65%	80%	n/a	n/a

Investment Property *

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV	CLTV

1	400K	75%	75%	n/a	n/a
1	500K	70%	70%	n/a	n/a
1	650K	65%	65%	n/a	n/a

* Investment Landlord Experience: More than 12 months required.

Program Parameters

Doc Type:	NINA No-Doc: Employment, Income and Assets NOT stated on 1003. Daytime and evening phone numbers only. Minimum loan amount $40K.

Credit Score & History:	Credit score for all borrowers is 620 to 90%. LTV; 90.01-95% LTV is 660. Loans with subordinate financing requires 680 for all borrowers. Loan amounts =$1M require 680 score for all borrowers.

LTV > 80%: Minimum 12 months Mortgage/Rental History verified, 0x30 in last 12 months, 0x60 in last 24 months. 2-yr credit history required, with minimum 5 trades; 3 must be rated traditional trades with 1 active in the last 6 months. Rent or private party Mortgage counts as 1 trade. Allowed to build 1 non-traditional trade to meet requirement.

LTV<= 80% with subordinate financing not provided by Opteum: 2-yr credit history with 3 trades: 2 rated traditional trades with 1 active in last 6 months. Rent or private party mortgage counts as 1 trade. Borrowers with reported mortgage trade can build 1 non-traditional trade. FTHB with no prior rental history not allowed.

Employment:	Do not state employment on 1003. 4506 is not required.

Revolving / Installment:	<=90% LTV: Ignore all lates. >90% LTV: Max 1x30 non-rolling on Installment in last 12 months.

Assets:	Not required.

Reserves:	Not required.

Consumer Credit Counseling:	Must be completed 2 years.

Bankruptcies / Foreclosures:	Bankruptcy: Discharged 2 years with good re-established and/or re-affirmed credit. Min. of 3 trades required. Foreclosures: None in last 3 years. Loans Amount=$1M, No BK/FC in last 7 years.

Tax Liens / Collections /
Charge-offs / Judgments:

No Tax Jiens filed in the last 12 months. All open judgments or liens must be PIF prior to, or at closing. O/O and Second Home: No payoff of collections and charge-offs is required when the aggregate total is <=$5,000. Investment: All open liens, collections, judgments and charge-offs must be PIF to, or at closing. Medical collections, $500 aggregate amount, may remain open.

Qualifying Ratios:	No debt ratios are calculated. Payment shock: Not to exceed 200%.

Seller Contribution:	Owner Occupied: LTV >90%: Max 3% LTV 75.01 to 90%: Max 6% LTV <=75%: Max 9% 2nd Home & Investment Properties: LTV >80%: Max 3%; LTV <=80%: Max 6%.

Max Cash-Out:	LTV <=80%: Unlimited; LTV >80%: $200K ($325K available up to 85% LTV with 660+ score for O/O properties).

Mortgage Insurance:	Radian, RMIC, UGI and PMI. 30 Year: 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%. 15 Year: 80.01 to 85% = 6%; 85.01-90% = 17%; 90.01-95% = 25%

Condos:

FNMA Warrantable Condos allowed with no restrictions. Non warrantable condos allowed for O/O and Second Home occupancy with no restriction on number of stories. Investor non-warrantable condos are only permitted for low and mid-rise condos. Max lien is $650K for non warrantable condos. See guidelines for complete details.

Appraisals Requirements:

All loans require a full URAR (FNMA form 1004/FHLMC form 70). Appraisal Review Requirements: LTV @ 80.01 to 90% requires Enhanced Desk Review or 2055 Exterior (Quantitative Appraisal Report). See guidelines for complete details. LTV @ 90.01 to 95% requires Enhanced Field Review. Loan amount of $500,000 to $999,999 requires Enhanced Field Review, regardless of LTV. Loan amount =>$1M requires 2 full appraisals, to be ordered by Opteum. At the discretion of the Underwriter, additional review, comps, or a new appraisal may be required.

This Opteum Program Matrix is intended for use by mortgage professionals only and it should not be distributed to the public. When utilizing this matrix, it is understood that mortgage rates, loan terms and parameters are subject to change without notification in advance. Complete program guidelines for underwriting and/or additional criteria in regards to this loan program will be made available upon request.

October 25, 2005 Copyright 2005 - Opteum Financial Services

Stated Income / Stated Assets (SISA)
Interest Only Feature Available

Owner Occupied

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV		CLTV

1-2	400K	95%	100%	95	%(1)	100%
1-2	500K	90%	100%	90%		100%
1-2	650K	80%	100%	80%		100%
1-2	1M	80%	90%	70%		90%
1-2	2M	60%	80%	60%		80%

3-4	400K	90%	90%	90	%(2)	90%
3-4	500K	90%	90%	90	%(2)	90%
3-4	650K	80%	90%	80%		90%
3-4	1M	70%	80%	70%		80%
3-4	2M	60%	80%	60%		80%

2nd Home

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV	CLTV

1	400K	95%	95%	90%	95%
1	500K	80%	95%	90%	90%
1	650K	80%	95%	80%	90%
1	1M	70%	90%	70%	90%

Investment Property*

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV		CLTV

1	400K	85%	85%	85	%(3)	85%
1	500K	75%	80%	75%		80%
1	650K	75%	80%	70%		80%
1	1M	65%	75%	60%		75%

2-4	400K	85%	85%	85%		85%
2-4	500K	75%	80%	75%		80%
2-4	650K	75%	75%	65%		75%
2-4	1M	65%	75%	55%		75%

(1)   Owner Occupied:   Cash-Out > 90% LTV requires minimum 660 credit score.

(2)   3-4 Unit:  Cash-Out > 85% LTV requires minimum 660 credit score.

(3)   Investment Property:  Cash-Out > 80% LTV requires minimum 680 credit score.

* Investment Landlord Experience: More than 12 months required.

Program Parameters

Doc Type:	SISA: Employment, Income and Assets stated on 1003, debt ratios calculated. Minimum loan amount $40K.

Credit Score & History:

Credit Score for Primary Wage Earner is 620. Loans with CLTV > 95% requires 660 score for primary wage earner. Loan amounts > $1M requires 680 score for all borrowers. Combined loan amounts > $1M, when 2nd mortgage is funded by Opteum, requires 680 score for all borrowers.

LTV > 80%: Minimum 12 months Mortgage/Rental History verified, 0x30 in last 12 months. 2-yr credit history required, min 5 trades; 3 must be rated traditional trades with 1 active in last 6 months. Rent or private party mortgage counts as 1 trade. Allowed to build one non-traditional trade to meet requirement.

LTV <=80% with subordinate financing not provided by Opteum: 2-yr credit history with 3 trades: 2 must be rated traditional trades with 1 active in last 6 mos. Rent or Private party mortgage counts as 1 trade. Borrowers with reported mortgage trade can build 1 non-traditional trade. FTHB without prior rental history not allowed.

Employment:	Salaried Borrowers: Verbel VOE covering 2-year period. Self-Employed Borrowers: Letter from CPA or Business License confirming self-employment for minimum 2 years. 4506 is not required.

Revolving / Installment:	<=90% LTV: Ignore all lates. >90% LTV: Max 1x30 non-rolling on Installment in last 12 months.

Assets:	Assets stated in 1003.

Reserves:

Owner Occupied: 2 months PITI; Loan Amount >$1M - 6 months PITI, 2nd Home & Investment Property: Loan Amount<=$1M - 4 months PITI. Loan Amount >$1M - 6 months PITI. Investment Property: Combined Opteum 1st and 2nd liens requires 6 months PITI.

Consumer Credit Counseling:	Must be completed 2 years. Loan Amount >$1M must be completed 7 years.

Bankruptcies / Foreclosures:	Bankruptcy: Discharged 2 years with good re-established and/or re-affirmed credit. Min. of 3 trades required. Foreclosures: None in last 3 years. Loans >$1M, No BK/FC in last 7 years.

Tax Liens / Collections /
Charge-offs / Judgments:

No Tax liens filed in the last 12 months. All open judgments or liens must be PIF prior to, or at closing. O/O and Second Home: No payoff of collections and charge-offs is required when the aggregate total is <=$5000. Investment: All open collections and charge-offs must be PIF to, or at closing. Medical collections, $500 aggregate amount, may remain open.

Qualifying Ratios:	>80% LTV with MI: 45%; >70% LTV/CLTV: 50%; <=70% LTV/CLTV: 55%. Payment Shock: Not to exceed 200%.

Seller Contribution:	Owner Occupied: LTV >90%: Max 3% LTV 75.01 to 90%: Max 6% LTV <= 75%: Max 9% 2nd Home & Investment Properties: LTV > 80%: Max 3%; LTV <=80%: Max 6%.

Max Cash-Out:	LTV <=80%: Unlimited; LTV >80%: $200K ($325K available up to 85% LTV with 660+ score for O/O properties).

Mortgage Insurance:	Radian, RMIC, UGI and PMI. 30 Year: 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%. 15 Year: 80.01 to 85% = 6%; 85.01-90% = 17%; 90.01-95% = 25%

Condos:	FNMA Warrantable and Low-Rise Non-Warrantable condominiums allowed. Maximum 1st lien in $650K. See guidelines for complete details.

Appraisal Requirements:

All loans require a full URAR (FNMA form 1004/FHLMC form 70). Appraisal Review Requirements: LTV @ 80.01 to 90% requires Enhanced Desk Review or 2055 Exterior (Quantitative Appraisal Report). See guidelines for complete details. LTV @ 90.01 to 95% requires Enhanced Filed Review. Loan amount of $500,000 to $999,999 requires Enhanced Field Review, regardless of LTV. Loan amount =>$1M requires 2 full appraisals, to be ordered by Opteum. At the discretion of the Underwriter, additional review, comps, or a new appraisal may be required.

This Opteum Program Matrix is intended for use by mortgage professionals only and it should not be distributed to the public. When utilizing this matrix, it is understood that mortgage rates, loan terms and parameters are subject to change without notification in advance. Complete program guidelines for underwriting and/or additional criteria in regards to this loan program will be made available upon request.

October 25, 2005 Copyright 2005 - Opteum Financial Services

Owner Occupied

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV	CLTV
1	400K	95%	95%	90%	90%
1	500K	90%	90%	80%	80%
1	650K	80%	90%	80%	80%
1	1M	70%	90%	60%	80%

2	400K	90%	90%	90%	90%
2	500K	80%	90%	80%	80%
2	650K	75%	90%	70%	80%

2nd Home

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV	CLTV
1	400K	80%	80%	n/a	n/a
1	500K	75%	80%	n/a	n/a
1	650K	70%	80%	n/a	n/a
1	1M	65%	80%	n/a	n/a

Investment Property

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV	CLTV
1	400K	75%	75%	n/a	n/a
1	500K	70%	70%	n/a	n/a
1	650K	65%	65%	n/a	n/a

Program Parameters

Doc Type:	NINEVA No-Doc: Employment and income are not stated on 1003 Application. Assets are stated and verified. Daytime and evening phone numbers only. Minimum loan amount $40K.

Credit Score & History:	All Borrowers must meet 620 credit score. LTV > 90% requires 660 credit score for All Borrowers. Loan amount = $1M requires 680 credit score for All Borrowers.

LTV >80%: Must verify 12 months mortgage/rental history, 0x30 in last 12 months, 0x60 in last 24 months.  2-year credit history required with 5 trades; 3 rated traditional with 1 active in last 6 months. Rent or private party mortgage = 1 trade. Allowed 1 non-traditional trade.

LTV <=80% requires 2-year credit history with 3 trades; 2 rated traditional with 1 active in last 6 months. Borrower with traditional mortgage trade may build 1 non-traditional to meet requirements. FTHB with no prior rental history not allowed.

Employment:	Do not state employment on 1003. 4506 is not required.

Revolving / Installment:	<=90% LTV: Ignore all lates. >90% LTV: Max 1×30 non-rolling on Installment in last 12 months.

Assets:	Assets must be verified. 2 most recent bank statements. See guidelines for complete details.

Reserves:	Owner Occupied: Loan amount <= $1M - 2 months PITI. Loan amount >$1M - 6 months PITI. 2nd Home & Investment: Loan amount <=$1M - 4 months PITI.
Loan amount > $1M - 6 months PITI.

Consumer Credit Counseling:	Must be completed 2 years.

Bankruptcies / Foreclosures:	Bankruptcy: Discharged 2 years with good re-established and/or re-affirmed credit. Min. of 3 trades required. Foreclosures: None in last 3 years. Loan Amount =$1M, No BK/FC in last 7 years.

Tax Liens / Collections / Charge-offs / Judgments:

No Tax Liens filed in the last 12 months. All open judgments or liens must be PIF prior to, or at closing. O/O and Second Home: No payoff of collections and charge-offs is required when the aggregate total is <=$5000. Investment: All open liens, collections, judgments and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount, may remain open.

Qualifying Ratios:	No debt ratios are calculated.

Seller Contribution:	Owner Occupied: LTV >90%: Max 3% LTV 75.01 to 90%: Max 6% LTV <=75%: Max 9% 2nd Home & Investment Properties: LTV >80%: Max 3%; LTV <=80%; Max 6%

Max Cash-Out:	LTV <=80%: Unlimited; LTV >80%: $200K ($325K available up to 85% LTV with 660+ score for O/O properties).

Mortgage Insurance:	Radian, RMIC, UGI and PMI. 15 and 30 Year: 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%.

Condos:

FNMA Warrantable Condos allowed with no restrictions. Non warrantable condos allowed for O/O and Second Home occupancy with no restriction on number of stories. Investor non-warrantable condos are only permitted for low and mid-rise condos. Max lien is $650K for non warrantable condos. See guidelines for complete details.

Appraisal Requirements:

All loans require a full URAR (FNMA Form 1004 / FHLMC Form 70). Appraisal Review Requirements: LTV @ 80.01 to 90% - Seller may use the following AVMs: HVE with an ‘H’ or ‘M’ score, or a CSW / CASA with minimum safety score of 65%. If not available. Enhanced Desk Review or 2055 Exterior (Quantitative Appraisal Report) is required. See guidelines for complete details. LTV @ 90.01 to 95% requires Enhanced Desk Review.  Loan amount of $500,000 to $999,999 requires Enhanced Field Review.  Loan amounts $500K to 750K for Owner Occupied & 2nd Homes with LTV <=80.00% requires Enhanced Desk Review. Loan amount => $1M requires 2 Full Appraisals, completed by separate appraisers. At the discretion of the Underwriter, additional review, comps or a new appraisal may be required.

This Opteum Program Matrix is intended for use by mortgage professionals only and it should not be distributed to the public. When utilizing this matrix, it is understood that mortgage rates, loan terms and parameters are subject to change without notification in advance. Complete program guidelines for underwriting and/or additional criteria in regards to this loan program will be made available upon request.

December 1, 2004 Copyright 2005 - Opteum Financial Services

Purchase; R/T Refi & Cash Out (See Additional Parameters For Limits)	’AA’ CREDIT (0×30)			’A’ CREDIT (1×30)			A- CREDIT (3×30)
DOCUMENTATION TYPE	LTV	Loan Amount	Min. Score	LTV	Loan Amount	Min. Score	LTV	Loan Amount	Min. Score
FULL DOC	95%	400,000	580	95%	500,000	640	95%	500,000	580
	95%	500,000	600	95%	500,000	600	80%	650,000	600
	90%	500,000	580	90%	500,000	580	75%	750,000	620
	85%	650,000	580	85%	650,000	580
	80%	750,000	600	80%	750,000	600

LIMITED DOC	95%	400,000	600	90%	400,000	580	85%	400,000	580
	90%	600,000	600	85%	600,000	600	80%	600,000	620
	90%	450,000	580	80%	750,000	620	80%	450,000	580
	85%	750,000	620				75%	700,000	640
	80%	500,000	580				75%	500,000	580

STATED DOC	95%	400,000	620	90%	400,000	620	85%	400,000	580
	90%	400,000	580	85%	400,000	580	75%	650,000	640
	85%	650,000	620	80%	650,000	620
	80%	750,000	640

PROGRAM PARAMETERS

Maximum CLTV

O/O: 100% CLTV - Max 80% LTV on 1st 95% CLTV - NO Restrictions on 1st LTV (Purch or Refi) Opteum does not offer secondary financing.

Adjustments To LTV & CLTV (Cumulative)

•                  Condos / Attached PUD w/ credit score < 620 reduce LTV 5%

•                  NOO max loan amount $400K when LTV/CLTV > 80%

•                  NOO minimum 600 credit score

•                  NOO w/ credit score > 620 reduce LTV/CLTV 5%

•                  NOO w/ credit score < 620 reduce LTV/CLTV 10%

•                  3 - 4 Units, reduce LTV/CLTV 5%

•                  NOO & Second Homes same as OO with max CLTV of 90%

•                  OO Stated, All Second Homes and all NOO are limited to 2×30

•                  Rural Properties (OO, SFR only) reduce LTV 10%

Credit Score Determination (Qualify at start rate for both fixed & ARM)

All borrowers must meet the minimum credit score requirements as outlined in the Program Matrix.

A full RMCR of tri-merged credit report is required to establish a valid representation credit score.  Borrowers with no credit score are not eligible.

•             A minimum of 2 credit scores is required for each borrower - use the lower score.

•             The representative credit score for each borrower is defined as the lower of 2 or middle of 3 scores.

•             When a borrower has 3 scores and 2 of them are identical, one of the identical scores is considered the middle score.

•             The representative credit score for transactions involving more than one borrower is the lower of 2 or middle of 3 for the Primary Wage Earner (as defined below).

Determination of Primary Wage Earner for transactions involving more than one borrower:

•             the borrower with the highest income level will represent the Primary Wage Earner.  Use representative score for that borrower.

•             If there are multiple borrowers, and none of the borrowers earn 51% of the total income, use the lowest scoring borrower’s selected score.

Credit History and Trade Lines

12 months mortgage/rental history required on all Doc Types.  Full, Limited: LTV >90% or loans >$500k: Minimum 24 month credit history, with minimum 2 trades paid as agreed, 1 with minimum 24 month history, 1 with minimum 6 months history. LTV’s <90% or loans <$500K: Minimum 12 months credit history, with 2 trades paid as agreed, 1 with 12 months history, and 1 with 6 months history. Stated: Minimum 24 month credit history, with 3 trades paid as agreed, 1 with minimum 24 month credit history, 2 with minimum 6 months history.

PROGRAM HIGHLIGHTS

•                  Mortgage Insurance not required

•                  Rolling Lates allowed

•                  Interest Only feature available (ARMs only)

•                  Up to 55% DTI allowed

•                  30 & 15 Year Fixed; 2 & 3 Year ARMs (Buyout option)

•                  Prepay: 1 to 3 year Hard (Buyout option)

•                  Interest Only payment used for qualifications

•                  Max loan amount for Condo’s is $600K

•                  No properties (including Rural / Unique properties) greater than 10 acres

•                  Rural Properties (OO, SFR only) reduce LTV 10%

•                  Debts paid at time of closing from loan proceeds not considered in cash-back limitations

•                  Owner Occupied (1 to 2 Units), and Second Homes up to $500K, max cash-out $150K.

•                  NOO; and 3 to 4 Units, up to $500K - max cash-out $100K

This Opteum Program Matrix is intended for use by mortgage professionals only and it should not be distributed to the public. When utilizing this matrix, it is understood that mortgage rates, loan terms and parameters are subject to change without notification in advance. Complete program guidelines for underwriting and/or additional criteria in regards to this loan program will be made available upon request.

December 1, 2004 Copyright 2005 - Opteum Financial Services

PROGRAM PARAMETERS

Mortgage / Rent History

•                  A verification of Mortgage/Rental is required on all loans.  Current status and payment amount must be verified.

•                  Borrowers unable to provide 12-mos. mortgage/rental history or have no rental history (lived with relatives, military, etc.), or borrowers with free and clear homes with no mortgage activity in 12 mos. are eligible:

•                  With a minimum credit score of 600 may be graded “AA” if meets minimum 24 month history, 1 account with 24 month history and 1 account with 6 months history, both paid as agreed.

•                  With a minimum credit score of 580 - 599 may be graded “A-” if meets minimum 24 month history, 1 account with 24 month history and 1 account with 6 months history, both paid as agreed.

•                  Available under all Full and Limited documentation types only

•                  In the case of a recent refinance, a combination of payment performance from multiple lenders for the same collateral may be used to complete the 12 mos. history requirement.

•                  For recent purchase, a combination of payment performance from a prior property or rental payments can be used to complete the 12 mos. history. Gaps in history of up to 6 mos. are allowed by obtaining the most recent 18 mos. history.

•                  Mortgage and/or Rental history verified by a third party or credit bureau; One of the following is acceptable:

•                  A 12 mos. rating stated on the RMCR or merged in-file report

•                  Verification of Mortgage completed by the holder of the Mortgage

•                  Copies of the front and back of 12 mos. consecutive mortgage/rental payment canceled checks

•                  Bank statements or direct payment records showing 1 mortgage/rental payment per month

•                  VOR for rental

•                  Rental History / Private Party Mortgage: Rent or private party mortgage can only be considered as an additional trade, when verified by a non-related landlord with one of the above doc. requirements.  VOM/VOR must include the rental amount, payment history, and length of payment history.  If the VOR/VOM is not able to be re-verified, 12 mos. consecutive cancelled checks are required.  This is the only form of acceptable verification if the landlord is a relative or in the case of a non-arms length transaction.  Exceptions are not allowed to the mortgage or rental history and verification requirements.

Rolling Mortgage / Rental Delinquency

•                  “AA” Credit Grade: 0×30 mortgage/rental late in last 12 months

•                  “A” Credit Grade: 1×30 mortgage/rental late in last 12 months

•                  “A-” Credit Grade:

•                  Full and Limited Doc - Owner Occupied: 3×30 mortgage/rental lates in the last 12 months

•                  Stated Doc - Owner Occupied: 2×30 mortgage/rental lates in the last 12 months

•                  Second Home and Investment - All doc types: 2×30 mortgage/rental lates in the last 12 months

To determine the credit grade with mortgage/rental rolling lates, the following is the definition

•                  Six (6) consecutive 30-day delinquencies are considered 1×30

•                  Twelve (12) consecutive 30-day delinquencies are considered 2×30

•                  Rolling delinquency is permitted for 30-day delinquencies only

•                  If a loan is 30-days delinquent, then is 60-days delinquent, and then is 30 days delinquent again, the loan is 2×30 and 1×60

Delinquencies which exceed these stated requirements, are not eligible

Foreclosure (NOD) and Bankruptcy

•                  Chapter 7 & 13 Bankruptcy 2 or more yrs. from discharge date on ‘A’ & ‘AA’

•                  No Foreclosure in the last 3 yrs. if “AA” & “A” credit grades. If in the last 2 yrs. credit grade is “A-”. Foreclosure seasoning is based on sale date or payoff date. NOD seasoning based on filing date.

•                  A rating and approval of the proposed loan terms from the Ch 13 trustee is required if the discharge is in the last 12 mos. or if the BK 13 is being paid from loan proceeds. If a mortgage is included in the Ch 13 BK plan, the trustee rating will be treated as the mortgage rating. Credit grading is under LTV/CLTV’s for ‘A-’.

Public Records, Judgments, Liens, Collections, Civil Suits, & Dispute Trades

•                  Borrower must pay off all delinquent credit - including delinquent taxes, judgments, delinquent child support payments, charged-off accounts, tax liens, and mechanic or material men’s liens or any other potential item that would affect lien position or diminish borrower’s Equity. All States, IRS and property tax liens are required to be paid whether or not they currently affect title.  No payment plans or subordination allowed.

•                  All charge-offs, collections, and disputed trade lines must be paid at closing when time elapsed since occurrence is less than 24 mos. and aggregated balances are the greater of $1500 for grade ‘AA’;

•                  Charge-offs, collections and disputed trade lines that are seasoned more than 24 mos. or are less than the aggregate balance calculation and do not affect title, then no payoff is required.

Reserve Requirements

Reserves are required on loans meeting the following parameters:

•                  LTV greater than 90%

•                  Loan amounts greater than $500k

•                  NOO investment properties

•                  2 - 4 Unit loans

•                  Second Homes

Owner occupied required reserves are 2 mos. PITI from borrowers own funds. Second Homes (1 Unit only) and NOO investment properties (1 - 4 units) required reserves are 4 mos. PITI from borrowers own funds.

Proceeds from the sale of a property can be included without seasoning requirements.

This Opteum Program Matrix is intended for use by mortgage professionals only and it should not be distributed to the public. When utilizing this matrix, it is understood that mortgage rates, loan terms and parameters are subject to change without notification in advance. Complete program guidelines for underwriting and /or additional criteria in regards to this loan program will be made available upon request.

December 1, 2004 Copyright 2005 - Opteum Financial Services

Dept Ratios Compensating Factors

Max allowable total DTI is 50% for all credit grades and doc types. 55% DTI allowed for credit grades with one of the following compensating factors:

•                  Borrower’s own equity reduces LTV 10% below program maximum

•                  House payment and total debt <= Borrower’s current payment levels

•                  3 months PITI reserves (gift funds not followed)

•                  Residual Income of $2K (full income documentation only)

•                  0x30 housing payment for the past 24 months

•                  LTV is 75% or lower =55% DTI

Borrowers are qualified at the Note rate for both fixed and adjustable rate mortgage programs. Interest Only loans max 50% DTI

Cash Out Refinances

•                  Value is the appraised value for properties owned  >12 months

•                  Value is the appraised value for Owner Occupied and Second Home Properties owned > 6 months and < 12 months with the following requirements:

•                  Underwriter discretion to reduce the maximum amount of cash out

•                  Minimum of Mandatory Enhanced Field Review to support value for Owner Occupied 1 and 2 unit Properties with LTV’s >80%, all 3 and 4 unit Owner Occupied and all Second Homes regardless of LTV.

•                  Minimum of an AVM for all Owner Occupied 1 and 2 properties with LTV’s <=80%.

The AVM must Meet the following guidelines:

•                  HVE with acceptable scores of H or M

•                  CSW/CASA with minimum safety score of 65%

•                  If value available, an Enhanced Desk Review or 2055 exterior is required.

•                  Value is the lesser of appraised value or purchase price plus documented improvements for Owner Occupied and Second Home properties owned <= 6 months.

Loan Amounts Above $500K

•                  Rural / Unique Properties or properties with rural characteristics not allowed

•                  On all products and doc types, Cash Out to Borrower not to exceed $100K

•                  NOO Not allowed

Interest Only

(Available on adjustable mortgage loans)

•                  Interest Only feature available on 2/28 and 3/27 ARMs only.

•                  Minimum credit score of 600 is required or program minimum, whichever is greater

•                  Interest Only payment used for qualifications.

•                  Property must be SFR, Owner Occupied (Interest Only not available for Second Homes, NOO, and 2-4 Units)

•                  Interest Only feature is not available on 30 or 15 year fixed rate, first lien mortgages.

•                  Available on Full, Limited and Stated Documentation

•                  Max DTI 50%

Down Payment

For all documentation types, the minimum down payment of 5% of Value must be paid from the Borrower’s own funds. The balance must be paid from cash, other equity, gift funds or Secondary Financing. A down payment of 100% gift funds is allowed at LTVs less than or equal to 80% when no Secondary Financing exists. In this instance, closing costs may also be in the form of a gift.

To verify down payment funds, obtain a copy of the certified check from escrow (Dry States) or closing agent in every instance. The certified funds must be drawn on the bank listed on the 1003 showing the funds for the down payment and closing costs.

No Borrower down payment contribution is required when Secondary Financing is allowed and CLTV is 100%.

Seller Concessions

Seller contributions to non-recurring closing are limited to 6% of the purchase price.

Seller Held Seconds are allowed:

•                  100% LTV/CLTV with Seller Held Second requires borrower to contribute a minimum of $1K towards closing costs, and limits seller contribution to 3%

•                  100% LTV/CLTV with Seller Held Second requires a minimum of an enhanced desk review or field review at the discretion of the underwriter.

•                  All loan amounts >=$500K with Seller Held Seconds require enhanced field review

Mortgage Insurance

Not required.

Appraisal Reviews

For property values in excess of $500K: Enhanced Field Review required.

Second home; Non-owners; Seller carry-back , 3 to 4 Units; subject to Enhanced Desk Review regardless of the LTV/CLTV. Field Review may be ordered at the discretion of the underwriter and for all loans. AVMs are required for Owner Occupied, 1 & 2 Unit properties, when the LTV exceeds 80%

This Opteum Program Matrix is intended for use by mortgage professionals only and it should not be distributed to the public. When utilizing this matrix, it is understood that mortgage rates, loan terms and parameters are subject to change without notification in advance. Complete program guidelines for underwriting and/or additional criteria in regards to this loan program will be made available upon reject.

December 1,2004 Copyright 2005 - Opteum Financial Services

PROGRAM PARAMETERS

Full Documentation

Salaried Borrowers (Assets Stated)

•                  2-yrs. employment history required

•                  Written VOE or paystubs covering most recent 30 day period with YTD earnings

•                  2-yrs. W-2’s if the borrower has changed employers in the past 2-yrs. If not, most recent W2 is acceptable

•                  Verbal VOE at time of closing

•                  Assets must be stated on 1003.

Self-Employed Borrowers

•                  2-yrs. Self-Employment required

•                  2-yrs. tax returns, including all schedules

•                  2-yrs. business tax returns (if applicable, required if borrower owns 25% or more of business)

•                  Assets must be stated on 1003. Additional, undated IRS Form 4506 signed at closing

Self-Employed Borrowers (in lieu of tax returns)

•                  Proof of existence of business for 2-yrs. and 24 consecutive months personal bank statements (average of bank deposits will determine steady income stream)

•                  Large / unusual deposits excluded. Deposits that are transfers from another account or line of credit excluded

•                  Monthly income is calculated for qualifying purposes by averaging deposits of a consistent amount each month

•                  individuals on the personal bank statement must be borrowers

•                  1003 must be indicate borrower in same line of work for 24 mos.

•                  Income must reasonable for employment; Verbal VOE

•                  24 months business bank statements in lieu of the 24 months personal bank statements will only be considered when borrowers are sole proprietors of a DBA business.

Fixed Income Borrowers

•                  W-2P Form

•                  Award Letter or Court Order and evidence of receipt

•      2-yrs. 1099 Forms

•                  2-yrs. personal tax returns with all schedules

•                  Current financial statement

•                  Copy of divorce stipulation and decree or Court Order. May require proof of continuance (i.e., Spousal Support)

Limited Documentation

Salaried Borrowers

•                  Most recent pay stub showing YTD income and W-2 Form for prior year, or written VOE

•                  Assets must be stated on 1003.

Self-Employed Borrowers

•                  2-yrs. Self-Employment required

•                  1-yrs. tax returns, including all schedules

•                  1-year business tax returns (if applicable, required if borrower owns 25% or more of business)

•                  Assets must be stated on 1003. Additional, undated IRS Form 4506 signed at closing

Self-Employed Borrowers (in lieu of tax returns)

•                  Proof of existence of business for 2-yrs. and 12 consecutive months personal bank statements (average of bank deposits will determine steady income stream)

•                  Large / unusual deposits excluded. Deposits that are transfers from another account or line of credit excluded

•                  Monthly income is calculated for qualifying purposes by averaging deposits of a consistent amount each month

•                  individuals on the personal bank statement must be borrowers

•                  1003 must indicate borrower in same line of work for 24 mos.

•                  Income must be reasonable for employment; Verbal VOE

•                  12 months business bank statements in lieu of the 12 months personal bank statements will only be considered when borrowers are sole proprietors of a DBA business.

Fixed Income Borrowers

(one of the following is required)

•                  W-2P Form

•                  Award Letter or Court Order and evidence of receipt

•                  2-yrs. 1099 Forms

•                  1-yr. personal tax returns with all schedules

•                  Copy of divorce stipulation and decree or Court Order. May require proof of continuance) i.e., Spousal Support)

•                  Assets must be stated on 1003.

Stated Documentation

(No Asset Verification / No 4506 Required)

•                  2-yrs. employment history required

•                  Income and employment stated on 1003

•                  Income must be reasonable for employment stated

•                  Verbal VOE(s) prior to closing for salaried borrowers covering a 2-yr period

•                  Self-employed borrowers must provide proof of existence of business for 2-yrs.

•                  Fixed Income borrowers can not utilize Stated Documentation

•                  Wholesale will re-verify all CPA letters

•                  Rental Income stated on the 1003

This Opteum Program Matrix is intended for use by mortgage professionals only and it should not be distribution to the public. When utilizing this matrix, it is understood that mortgage rates, loan terms and parameters are subject to change without notification in advance. Complete program guidelines for underwriting and/or additional criteria in regards to this loan program will be made available upon request.

December 1,2004 Copyright 2005 - Opteum Financial Services